UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc. — Case No. 17-12913 (KJC)
Debtors — Reporting Period: March 1, 2018 – March 31, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Matthew English
Signature of Authorized Individual*

4/20/2018
Date

Matthew English
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Matthew English, Chief Restructuring Officer of Dextera Surgical Inc. (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Matthew English
Matthew English
Chief Restructuring Officer

4/20/2018
Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 900 Saginaw Drive, Redwood City, CA 94063.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.	Case No. 17-12913 (KJC)
Debtors	Reporting Period: March 1, 2018 – March 31, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 30, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 30, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

The final actual warrant liability, if any, as of March 31, 2018 or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements
(See attached)

Dextera Surgical Inc.
Cash Receipts and Disbursements
March 1 to 31, 2018

	3/1-2/18	3/3-9/18	3/10-16/18	3/17-23/18	3/24-30/18	TOTAL 3/1- 31/18
Cash Beg Balance - 03/01/18	$ 9,693,610	9,534,024	9,366,565	9,090,632	9,094,112	9,693,610
Cash Receipts						
Accounts Receivable - trade	23,400	13,800	10,600	6,900	93,405	148,105
Refunds	27,925	4,410	6,681			39,016
Net Payroll and Taxes			1,572		3,554	5,126
Release of CD collateral for lease			100,002		311	100,312
TOTAL Cash Receipts	51,325	18,210	118,854	6,900	97,269	292,559
Cash Disbursements						
Net Payroll and Taxes	89,428	714	126,208	2,936	15,577	234,862
Inventory	750	123	981		17,617	19,471
Insurance		17,735	204,800		5,471	228,006
Professional Services	93,598	15,518	43,414		25,275	177,805
Sales & Marketing	17,388		3,609			20,997
Administrative	9,747	48,072	15,775	484	29,420	103,499
Additional interest & legal fees to CMI		103,507				103,507
JMP investment banker fee					1,104,006	1,104,006
TOTAL Cash Disbursements	210,911	185,669	394,787	3,420	1,197,366	1,992,153
Net Cash Changes	(159,586)	(167,459)	(275,933)	3,480	(1,100,097)	(1,699,594)
Cash End Balance - 3/31/18	9,534,024	9,366,565	9,090,632	9,094,112	7,994,016	7,994,016

MOR-1(b): Bank Account Balances
(See attached)

Schedule of Bank Account Balances

Last 4 Digits of Account Number	Description	Balance as of 3/31/2018
1000	Cash - Checking Account	$7,993,015.55
1001	Cash - Money Market	$0.00
1002	Cash - GmbH Checking	$19,562.83
1070	SVB CD 900S	$0.00
1075	SVB CD c.c.	$4,054.55
1080	Investment - GmbH	$0.00
1100	Oppenheimer - MM	$ -
1110	Oppenheimer Investments	$ (0.01)
1170	Petty Cash	$ 1,000.00
1190	Payments in Process	$0.00
		$ 8,017,632.92

Footnotes:

The above cash figures include $4,055.00 of restricted cash.

MOR-1(c): Schedule of Professional Fees and Expenses Paid
(See attached)

In re Dextera Surgical Inc.
Debtor

Case No. 17-12913 (KJC)
Reporting Period: March 1, 2018--March 31, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Retainer	Expenses	Fees	Expenses
Rust Consulting	ongoing	N/A	Dextera Surgical	22811704956	3/1/18	$92,986.12	$0.00	$132,683.67	$0.00
Rust Consulting	ongoing	N/A	Dextera Surgical	31211768337	3/16/18	$29,887.03	$0.00	$162,570.70	$0.00

MOR-2: Statement of Operations
(See attached)

Dextera Surgical Inc.
Statement of Operations
(unaudited)
($ In thousands)

		One Month Ended March 31, 2018
Revenue		
Product revenue, net	$	3
Total		3
Operating costs and expenses		
Cost of product revenue		58
Research and development		94
Selling, general and administrative		696
Total operating costs and expenses		848
Loss from operations		(846)
Interest expense		-
Other income (expense)		2
Net Loss before income tax benefit		(844)
Tax benefit		-
Net Loss	**$**	**(844)**

Footnote:
Cost of goods sold are mostly due to quarterly adjustments (e.g. standard cost variance adjustments).

MOR-3: Balance Sheet
(See attached)

Dextera Surgical Inc.
Balance Sheet
(unaudited)
($ in thousands)

		March 31, 2018
ASSETS		
Current Assets		
Cash	$	8,013
Accounts Receivable		404
Prepaid expenses and other current assets		543
Total Current Assets		8,960
Other non-current assets		2,000
Restricted cash		4
TOTAL ASSETS	**$**	**10,964**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable - prepetition	$	683
Accounts Payable - postpetition		265
Accrued compensation		1,636
Other accrued liabilities		474
Warrant liabilities		1,700
Total Current Liabilities		4,758
Other non-current liabilities		27
Total Liabilities		4,785
Stockholder's Equity		
Common stock		48
Additional paid-in capital		234,477
Treasury stock		(596)
Accumulated Earnings (Loss)		(227,750)
Total Stockholders' Equity		6,179
TOTAL LIABILITIES & EQUITY	**$**	**10,964**

Footnote:
The other non-current asset of $2 million is the Indemnification Escrow Fund, as defined by the Aesculap Escrow Agreement, dated February 20, 2018, between and among the Debtor, AesDex, LLC and Delaware Trust Company, as executed in connection with the Aesculap Asset Purchase Agreement.

MOR-4: Summary of Unpaid Post-Petition Debts
(See attached)

Summary of Unpaid Post-Petition Debts at 3/31/18

	Number of Days Past Due				
	Current	0-30	31-60	over 90	Total
Accounts Payable Aging ($000s)	259	0	6	0	265

MOR-5: Accounts Receivable Aging and Debtor Questionnaire

(See attached)

Accounts Receivable Aging at 3/31/18

	Current	31-60	61-90	over 90	Total
Accounts Receivable ($000s)	51	155	89	108	403

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X